Exhibit 99.1

Park City Group Reports Fiscal Second Quarter 2016 Results

21% increase in pro forma revenue, transitioned to positive GAAP net income
ReposiTrak growth continues to accelerate, total connections now exceed 5,000

SALT LAKE CITY, UT – February 8, 2016 – Park City Group (NASDAQ: PCYG), a cloud-based software company that uses big data management to help retailers and their suppliers ‘sell more, stock less and see everything’, today announced results for its fiscal second quarter ended December 31, 2015.

Strategic and Financial Highlights:

•
Second quarter revenue was a record $3.5 million, a 21% increase on a pro forma basis – “Record revenue performance came from strength in both our supply chain and ReposiTrak food safety businesses,” said Randall K. Fields, Park City Group’s Chairman and CEO. Pro forma financial results reflect the acquisition of ReposiTrak, the elimination of fees paid to Park City Group by ReposiTrak and the recognition of ReposiTrak’s revenue in the comparable periods.  On a GAAP basis, total revenue increased 2% compared to the same period in the prior year.

•
Achieved an important milestone by transitioning to GAAP profitability – GAAP net income for the second quarter was a record $281,000, versus a loss of $541,000 a year ago. “Positive net income was driven by solid revenue growth and a drop in total operating expense. We are benefitting from investments in technology that we made last year and a shift to a structurally more profitable business model,” said Mr. Fields.

•
ReposiTrak growth accelerated, pipeline continues to expand – “We finished the quarter with more than 5,000 supplier connections and are on track to reach our goal of 8,500 by year end,” said Mr. Fields. “During the quarter we announced two additional retail hubs, Bristol Farms and Festival Foods, as well as an additional supplier hub, Cameron’s Coffees, and our pipeline of hubs continues to grow.”

•
Strategic relationships, expanded offering and new verticals strengthen position as food safety leader – “We successfully achieved our objective of finding an insurance partner that can help ReposiTrak participants achieve lower premiums. We are expanding our food safety offering and are developing several new applications,” said Mr. Fields.  “We have also established a board of advisors to assist us in addressing the issues facing the food service industry.”

•
Accelerating convergence of businesses in response to customer demand – “We are moving aggressively to deploy our Park City Group supply chain and ReposiTrak food safety applications through a unified portal and adopting a lower touch, self-implemented business model. We believe the impact will be lower total costs, faster adoption, and increased market opportunities,” said Mr. Fields.

Fiscal Second Quarter Results: Total revenue rose 21% to $3.54 million for the three months ended December 31, 2015, from $2.93 million a year ago on a pro forma basis. This was a 2% increase from $3.48 million on a reported basis. Pro forma results reflect the acquisition of ReposiTrak, which the Company believes is a better of measure actual performance as it gives a more accurate comparison of revenue from ongoing business activities in the comparable periods. Total operating expenses during the quarter were $3.26 million, a 23% decrease from $4.22 million a year ago on a pro forma basis, and a 20% decrease from $4.06 million on a reported basis. As a result, GAAP net income was $281,000, versus a loss of $1.32 million a year ago on a pro forma basis, and a loss of $541,000 on a reported basis. GAAP net income to shareholders was $111,000, or $0.01 per common share, as compared to a loss of $1.47 million, or ($0.08) per share, on a pro forma basis, and a loss of $695,000, or ($0.04) per share, on a reported basis. The Company ended the fiscal second quarter of 2016 with $11.3 million in cash and marketable securities.

Additional highlights:

•
Food safety has moved to the top of industry executives’ business concerns – “Recent high profile foodborne illness outbreaks and a surge in litigation and criminal prosecutions are creating a growing sense of urgency about food safety compliance among industry executives. Our industry partners are also working hard to raise their memberships’ awareness of the risks associated with non-compliance, and we are seeing increased interest on multiple fronts,” said Mr. Fields.

•
ReposiTrak supplier connections now exceed 5,000, on plan to end fiscal 2016 with 8,500 – “ReposiTrak food safety application momentum continues to grow,” said Mr. Fields. “We reviewed and revamped our rate card to make our services even more attractive to smaller hubs and suppliers. Combined with the addition of new hubs and an expansion of our pipeline of potential suppliers, we are seeing a progressive acceleration in the rate of new connections and strong revenue growth.”

•
Strategic partnership to enhance value proposition by lowering customer’s premiums – “We announced a partnership with The Leavitt Group, the 7th largest privately owned insurance brokerage and one of the largest brokerages specializing in the food supply chain,” said Mr. Fields. “Because of Leavitt’s ability to work with numerous underwriters, ReposiTrak participants should be able to achieve reductions in their insurance costs, underscoring the value of being compliant on our system.”

•
Expanding into a new vertical with establishment of a Food Service Advisory Group – “We are moving aggressively to pursue other new verticals,” said Mr. Fields. “In particular, we believe that ReposiTrak’s capabilities are uniquely suited to helping the food service industry, and we are establishing a board of advisors to assist us in highlighting and addressing the myriad of food safety and compliance issues that restaurants and other food service businesses face.”

•
Deepening capabilities in food safety and accelerating convergence of businesses – “We have green-lighted development of several additional applications which will deepen our food safety offering beyond compliance management and track and trace,” said Mr. Fields. “We are also rapidly moving forward with development of our previously announced unified portal, which will integrate all of our food safety and supply chain applications.”

Specific disclosure relating to the acquisition of ReposiTrak, including management’s analysis of results from operations and financial condition, are contained in the Company’s quarterly report on Form 10-Q for the quarter ended December 31, 2015 and other reports filed with the Securities and Exchange Commission. Investors are encouraged to read and consider such disclosure and analysis contained in the Company’s Form 10-Q and other reports, including the risk factors contained in the Form 10-Q.

The Company will host a conference call at 4:15 P.M. Eastern today, February 8, 2016 to discuss the results. Investors and interested parties may participate in the call by dialing 1-888-438-5448 and referring to Conference ID: 814489. The conference call is also being webcast and is available via the investor relations section of the Company’s website, www.parkcitygroup.com.

About Park City Group

Park City Group (PCYG) is a Software-as-a-Service ("SaaS") provider that brings unique visibility to the consumer goods supply chain, delivering actionable information to ensure products are available when and where consumers demand them.  Park City Group’s technology also assists all participants in the food and drug supply chains to comply with food and drug safety regulations through the Company’s ReposiTrak subsidiary. More information is available at www.parkcitygroup.com and www.repositrak.com.

Non-GAAP Financial Measures and Pro-Forma Results

This press release includes the following financial measures defined as “non-GAAP financial measures” by the Securities and Exchange Commission: non-GAAP EBITDA, non-GAAP earnings per share, net debt and free cash flow. These measures may be different from non-GAAP financial measures used by other companies. The presentation of this financial information, which is not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with generally accepted accounting principles. Reconciliations of these non-GAAP financial measures to the nearest comparable GAAP measures will be provided upon the completion of the Company’s annual audit.

Non-GAAP EBITDA excludes items such as impairment charges, allowance for doubtful accounts, charges to consolidate and integrate recently acquired businesses, costs of closing corporate facilities, non-cash stock based compensation and other one-time cash and non-cash charges. Non-GAAP EPS excludes items such as non-cash stock based compensation, charges to consolidate and integrate recently acquired businesses, costs for closing corporate facilities, amortization of acquired intangible assets and other one-time cash and non-cash charges. Net debt is the total debt balance less the cash balance. Free cash flow includes net cash provided (used) by operating activities less replacement purchases of property and equipment. The Company believes the non-GAAP measures provide useful information to both management and investors by excluding certain expenses, gains and losses or net purchases of property and equipment, as the case may be, which may not be indicative of its core operation results and business outlook. Because Park City Group has historically reported certain non-GAAP results to investors, the Company believes that the inclusion of non-GAAP measures provides consistency in financial reporting.

In addition to reporting financial measures on a GAAP and non-GAAP basis, management has elected to disclose certain financial measures on a pro-forma basis because it believes this pro-forma comparison is more appropriate to its current accounting treatment for the business. The pro-forma financial results of the Company presented in this release reflect the elimination of Park City Group’s historical accounting treatment of ReposiTrak as a customer of the Company and present the Company’s prior financial results as if ReposiTrak were a wholly-owned subsidiary of the Company.

Forward-Looking Statement

Any statements contained in this document that are not historical facts are forward-looking statements as defined in the U.S. Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “project,” “predict,” “if”, “should” and “will” and similar expressions as they relate to Park City Group, Inc. (“Park City Group”) are intended to identify such forward-looking statements. Park City Group may from time to time update these publicly announced projections, but it is not obligated to do so. Any projections of future results of operations should not be construed in any manner as a guarantee that such results will in fact occur. These projections are subject to change and could differ materially from final reported results. For a discussion of such risks and uncertainties, see “Risk Factors” in Park City’s annual report on Form 10-K, its quarterly report on Form 10-Q, and its other reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

Investor Relations Contact:

Jeff Elliott
Three Part Advisors, LLC
972-423-7070

Dave Mossberg
Three Part Advisors, LLC
817-310-0051

Park City Group, Inc.
INCOME STATEMENT

FY ENDS June	"AS REPORTED" 3 Months Ended 12/31/2015	12/31/2014	% Change	"AS REPORTED" 6 Months Ended 12/31/2015	12/31/2014	% Change
Total Revenues	**$ 3,536,792**	**$ 3,480,004**	**2%**	**$ 6,635,423**	**$ 6,813,523**	**(3%)**
Operating Expenses						
Cost of Services	998,928	1,355,404	(26%)	2,173,474	2,703,783	(20%)
Sales and Marketing	1,401,068	1,534,396	(9%)	2,843,640	2,871,831	(1%)
General and Administrative	732,444	986,930	(26%)	1,509,774	1,881,902	(20%)
Depreciation and Amortization	127,416	187,364	(32%)	256,514	374,759	(32%)
Total Operating Expenses	3,259,856	4,064,094	(20%)	6,783,402	7,832,275	(13%)
Income (Loss) from Operations	**276,936**	**(584,090)**	**NM**	**(147,979)**	**(1,018,752)**	**(85%)**
Other Income (Expenses)						
Interest Income (Expenses)	3,691	43,214	(91%)	21,314	101,813	(79%)
Gain on Disposal of Investment	556	-	NM	556	-	NM
Income (Loss) Before Taxes	281,183	(540,876)	NM	(126,109)	(916,939)	(86%)
(Provision) Benefit for Taxes	-	-	NM	-	-	NM
Net Income (Loss)	**281,183**	**(540,876)**	**NM**	**(126,109)**	**(916,939)**	**(86%)**
Dividends on Preferred Stock	(170,560)	(154,473)	10%	(369,948)	(308,946)	20%
Net Income (Loss) to Common Shareholders	$ 110,623	$ (695,349)	NM	$ (496,057)	$ (1,225,885)	(60%)
GAAP EPS	$ 0.01	$ (0.04)	NM	$ (0.03)	$ (0.07)	(64%)
Weighted Average Shares, Basic	19,147,000	17,193,000	11%	19,094,000	17,141,000	11%

Park City Group, Inc.
RECONCILIATION OF NON-GAAP ITEMS

FY ENDS June	"AS REPORTED" 3 Months Ended 12/31/2015	12/31/2014	% Change	"AS REPORTED" 6 Months Ended 12/31/2015	12/31/2014	% Change
Net Income (Loss)	$ 281,183	$ (540,876)	NM	$ (126,109)	$ (916,939)	(86%)
Adjustments:						
Depreciation and Amortization	127,416	187,364	(32%)	256,514	374,759	(32%)
Bad Debt Expense	-	85,064	(100%)	33,576	92,097	(64%)
Interest Income (Expenses)	(3,691)	(43,214)	(91%)	(21,314)	(101,813)	(79%)
Stock Compensation Expense	223,026	705,863	(68%)	484,859	1,249,835	(61%)
Adjusted EBITDA	**$ 627,934**	**$ 394,201**	**59%**	**$ 627,526**	**$ 697,939**	**(10%)**
Net Income (Loss)	$ 281,183	$ (540,876)	NM	$ (126,109)	$ (916,939)	(86%)
Adjustments:						
Stock Compensation Expense	223,026	705,863	(68%)	484,859	1,249,835	(61%)
Acquisition Related Amortization	32,850	105,579	(69%)	65,700	211,158	(69%)
Adjusted non-GAAP Net Income (Loss)	537,059	270,566	98%	424,450	544,054	(22%)
Dividends on Preferred Stock	(170,560)	(154,473)	10%	(369,948)	(308,946)	20%
Adjusted non-GAAP Net Income (Loss) to Common Shareholders	$ 366,499	$ 116,093	216%	$ 54,502	$ 235,108	(77%)
Adjusted Non-GAAP EPS	$ 0.02	$ 0.01	183%	$ 0.00	$ 0.01	(79%)
Weighted Average Shares, Basic	19,147,000	17,193,000	11%	19,094,000	17,141,000	11%

Park City Group, Inc.
INCOME STATEMENT

FY ENDS June	"PRO FORMA" for ReposiTrak Acquisition 3 Months Ended 12/31/2015	12/31/2014	% Change	"PRO FORMA" for ReposiTrak Acquisition 6 Months Ended 12/31/2015	12/31/2014	% Change
Total Revenues	**$ 3,536,792**	**$ 2,932,825**	**21%**	**$ 6,635,423**	**$ 5,759,638**	**15%**
Operating Expenses						
Cost of Services	998,928	1,355,404	(26%)	2,173,474	2,703,783	(20%)
Sales and Marketing	1,401,068	1,659,117	(16%)	2,843,640	3,063,967	(7%)
General and Administrative	732,444	1,021,464	(28%)	1,509,774	1,954,639	(23%)
Depreciation and Amortization	127,416	187,364	(32%)	256,514	374,759	(32%)
Total Operating Expenses	3,259,856	4,223,349	(23%)	6,783,402	8,097,148	(16%)
Income (Loss) from Operations	**276,936**	**(1,290,524)**	**NM**	**(147,979)**	**(2,337,510)**	**(94%)**
Other Income (Expenses)						
Interest Income (Expenses)	3,691	(26,986)	NM	21,314	(29,834)	(171%)
Gain on Disposal of Investment	556	-	NM	556	-	NM
Income (Loss) Before Taxes	281,183	(1,317,510)	NM	(126,109)	(2,367,344)	(95%)
(Provision) Benefit for Taxes	-	-	-	-	-	NM
Net Income (Loss)	**281,183**	**(1,317,510)**	**NM**	**(126,109)**	**(2,367,344)**	**(95%)**
Dividends on Preferred Stock	(170,560)	(154,473)	10%	(369,948)	(308,946)	20%
Net Income (Loss) to Common Shareholders	$ 110,623	$ (1,471,983)	NM	$ (496,057)	$ (2,676,290)	(81%)
GAAP EPS	$ 0.01	$ (0.08)	NM	$ (0.03)	$ (0.15)	(83%)
Weighted Average Shares, Basic	19,147,000	18,066,000	6%	19,094,500	18,013,500	6%

Park City Group, Inc.
RECONCILIATION OF NON-GAAP ITEMS

FY ENDS June	"PRO FORMA" for ReposiTrak Acquisition 3 Months Ended 12/31/2015	12/31/2014	% Change	"PRO FORMA" for ReposiTrak Acquisition 6 Months Ended 12/31/2015	12/31/2014	% Change
Net Income (Loss)	$ 281,183	$ (1,317,510)	NM	$ (126,109)	$ (2,367,344)	(95%)
Adjustments:						
Depreciation and Amortization	127,416	187,364	(32%)	256,514	374,759	(32%)
Bad Debt Expense	-	85,064	(100%)	33,576	92,097	(64%)
Interest Income (Expenses)	(3,691)	26,986	NM	(21,314)	29,834	NM
Stock Compensation Expense	223,026	705,863	(68%)	484,859	1,249,835	(61%)
Adjusted EBITDA	**$ 627,934**	**$ (312,233)**	**(301%)**	**$ 627,526**	**$ (620,819)**	**(201%)**
Net Income (Loss)	$ 281,183	$ (1,317,510)	NM	$ (126,109)	$ (2,367,344)	(95%)
Adjustments:						
Stock Compensation Expense	223,026	705,863	(68%)	484,859	1,249,835	(61%)
Acquisition Related Amortization	32,850	138,429		65,700	276,858	(76%)
Adjusted non-GAAP Net Income (Loss)	537,059	(473,218)	(213%)	424,450	(840,651)	NM
Dividends on Preferred Stock	(170,560)	(154,473)	10%	(369,948)	(308,946)	20%
Adjusted non-GAAP Net Income (Loss) to Common Shareholders	$ 366,499	$ (627,691)	NM	$ 54,502	$ (1,149,597)	NM
Adjusted Non-GAAP EPS	$ 0.02	$ (0.03)	NM	$ 0.00	$ (0.06)	NM
Weighted Average Shares, Basic	19,147,000	18,066,000	6%	19,094,500	18,013,500	6%

Park City Group, Inc.
CONSOLIDATED BALANCE SHEET

FY ENDS June	12/31/2015	6/30/2015
Assets		
Current Assets:		
Cash & Equivalents	$ 7,309,567	$ 11,325,572
Short-term Marketable Securities	3,967,404	-
Accounts Receivables	2,562,131	1,640,591
Prepaid and Other Current Assets	448,499	463,427
Total Current Assets	14,287,601	13,429,590
Property and Equipment, net	597,693	764,442
Other Assets		
Deposits and Other Assets	14,866	14,866
Capitalized software costs, net	77,382	-
Customer Relationships	1,248,300	1,314,000
Goodwill	20,883,886	20,883,886
Total Other Assets	22,224,434	22,212,752
Total Assets	**$ 37,109,728**	**$ 36,406,784**
Liabilities		
Current Liabilities		
Accounts Payable	$ 826,875	$ 817,119
Accrued Liabilities	1,829,902	2,521,111
Deferred Revenue	2,707,367	2,331,920
Lines of Credit	2,500,000	2,500,000
Notes Payable	232,167	227,301
Total Current Liabilities	8,096,311	8,397,451
Long-Term Liabilities		
Notes Payable, Less Current Portion	231,899	349,192
Other Long-Term Liabilities	69,791	75,518
Total Long Term Liabilities	301,690	424,710
Total Liabilities	**8,398,001**	**8,822,161**
Shareholder Equity		
Series B Preferred	$ 6,254	$ 6,254
Series B-1 Preferred	942	742
Common Stock	191,661	188,759
Additional Paid-In Capital	71,953,547	70,296,496
Accumulated Other Comprehensive Loss	(36,992)	-
Accumulated Deficit	(43,403,685)	(42,907,628)
Total Shareholder Equity	**28,711,727**	**27,584,623**
Total Liabilities and Shareholder Equity	**$ 37,109,728**	**$ 36,406,784**
Supplemental:		
Cash & Equivalents	$ 7,309,567	$ 11,325,572
Short-term Marketable Securities	3,967,404	-
Total Liquidity	**$ 11,276,971**	**$ 11,325,572**

Park City Group, Inc.
CONSOLIDATED STATEMENT OF CASH FLOWS

FY ENDS June	6 Months Ended 12/31/15	6 Months Ended 12/31/14
Cash Flows From Operating Activities:		
Net Income (Loss)	$ (126,109)	$ (916,939)
Adjustments to Reconcile Net Income (Loss), in Operating Activities:		
Depreciation and Amortization	256,514	374,759
Stock Compensation Expense	484,859	1,249,835
Bad Debt Expense	33,576	92,097
Gain (Loss) on the Sale of Investments	(556)	-
Decrease (Increase) in Trade Receivables	(955,116)	(236,114)
Decrease (Increase) in Prepaid Expenses and Other Assets	14,928	(231,705)
Increase (Decrease) in Accounts Payable	9,756	197,377
Increase (Decrease) in Accrued Liabilities	(12,498)	68,665
Increase (Decrease) in Deferred Revenue	375,447	(33,191)
Net Cash From (Used In) Operating Activities	**80,801**	**564,784**
Cash Flows From Investing Activities:		
Cash from Sale of Marketable Securities	668,634	-
Sale (Purchase) of Property and Equipment	(24,065)	(349,165)
Capitalization of software costs	(77,382)	-
Cash Received (Advanced) on Notes Receivable	-	(1,059,460)
Purchase of Marketable Securities	(4,672,474)	-
Net Cash From (Used In) Investing Activities	**(4,105,287)**	**(1,408,625)**
Cash Flows From Financing Activities:		
Proceeds from Employee Stock Plans	93,194	98,414
Proceeds from exerice of warrants	33,002	-
Proceeds from Issuance of Notes Payable	-	8,213
Dividends Paid	(5,288)	(154,473)
Payments on Notes Payable and Capital Leases	(112,427)	(147,929)
Net Cash From (Used In) Financing Activities	**8,481**	**(195,775)**
Net Increase (Decrease) in Cash	**(4,016,005)**	**(1,039,616)**
Cash at Beginning of Period	11,325,572	3,352,559
Cash at End of Period	**$ 7,309,567**	**$ 2,312,943**